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                       SUPPLEMENT DATED NOVEMBER 18, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This Supplement is intended to be distributed with prospectuses dated May 1, 2002 for REVOLUTION EXTRA VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY, and REVOLUTION ACCESS VARIABLE ANNUITY CONTRACTS issued by John Hancock Variable Life Insurance Company.

We have added a third paragraph under the heading titled "Competition" on page 60 of the Revolution Extra Variable Annuity and Revolution Value Variable Annuity prospectuses, and on page 58 of the Revolution Access Variable Annuity prospectus. The following paragraph is inserted in the places and on the pages mentioned above:

     Rating agency data as of November 15, 2002, affirms JHVLICO's financial stability rating from A.M. Best Company, Inc. of A++, its highest, based on the strength of John Hancock and the capital guarantee. Standard & Poor's Corporation and Fitch IBCA have assigned insurance claims-paying ability ratings to JHVLICO of AA, which place JHVLICO in the third highest category by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa3, which is its fourth highest rating.



 REVRATESUPP (11/02)